Exhibit 10.21

FIRST MODIFICATION OF LOAN DOCUMENTS
THIS FIRST MODIFICATION OF LOAN DOCUMENTS (this "Agreement") is entered into effective June 29, 2018, by and among SHARPS COMPLIANCE, INC. OF TEXAS, a Texas corporation d/b/a Sharps Compliance, Inc. ("Borrower") and [REDACTED], a [REDACTED] state chartered bank whose address for purposes of notice is [REDACTED], and its successors and assigns (“Bank”). Unless otherwise defined herein or unless the context indicates otherwise, any word herein beginning with a capitalized letter shall have the meaning ascribed to such word in that certain Loan Agreement (the "Loan Agreement"), dated as of March 29, 2017, between Borrower and Bank.
W I T N E S S E T H:
WHEREAS, Bank previously agreed to make a revolving line of credit in the amount of $6,000,000.00 (the “Line of Credit”) and a guidance line in the amount of $8,000,000.00 to Borrower in accordance with and subject to the terms and conditions of the Loan Agreement; and
WHEREAS, Borrower has requested that Bank extend the Maturity Date of the Line of Credit and the Term Loan Advance Date until March 29, 2021; and
WHEREAS, Bank has agreed to such request subject to the terms and conditions set forth herein.
NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:
ARTICLE I - AMENDMENTS
Section 1.1    Current Note Balance. Prior to the execution hereof, the aggregate amount advanced by Bank under the Revolving Note was Zero and No/100 Dollars ($0.00) and the aggregate amount advanced by Bank under the Term Notes was One Million Nine Hundred Ninety-Three Thousand Three Hundred Thirty-Three and 41/100 Dollars ($1,993,333.41).
Section 1.2    Renewal and Extension. The maturity date of the Revolving Note is hereby extended until March 29, 2021, when the unpaid principal balance of the Revolving Note, together with all accrued but unpaid interest thereon, shall be due and payable (the “Maturity Date”), unless the Maturity Date is accelerated pursuant to Bank’s right to do so under the Loan Documents. The Borrower hereby renews, but does not extinguish, the Revolving Note and the liens, security interests and assignments created and evidenced by the Security Agreement and other Loan Documents, and in this regard all of the Loan Documents are hereby renewed and modified by extending the maturity date thereof as set forth above. Borrower covenants to observe, comply with and perform each of the terms and provisions of the Loan Documents, as modified hereby.
Section 1.3    Term Loan Advance Date. The term “Term Loan Advance Date” as defined in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Term Loan Advance Date” means March 29, 2021.
Section 1.4    Representations and Warranties in Loan Agreement. Borrower hereby represents and warrants to Bank that all representations and warranties made by Borrower in the Loan Agreement as of the date thereof are true and correct as of the date hereof, as if such representations and warranties were recited herein in their entirety.
Section 1.5    Definition of Loan Documents. The term "Loan Documents" as defined in the Loan Agreement and as used in the Loan Agreement and the other Loan Documents and herein, shall be, and hereby is, modified to include this Agreement and any and all other documents executed in connection with this Agreement. All references to the term "Loan Documents" contained in the Loan Agreement and the other Loan Documents are hereby modified and amended wherever necessary to reflect such modification of such term.

ARTICLE II - MISCELLANEOUS
Section 2.1    Conditions Precedent. On or prior to the effective date hereof and as conditions precedent to the agreements of the Bank herein set forth, Borrower shall deliver to Bank an original fully executed counterpart of this Agreement.
Section 2.2    Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any Loan Party to Bank, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Bank pursuant to the terms of the Note as modified hereby; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Bank’s acts or omissions with respect to the Property, the Loan Documents or Bank’s performance under the Loan Documents or with respect to the Property; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower, as of the date hereof; and (vi) Bank is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Bank of Bank’s obligations under the terms and provisions of the Loan Documents. Borrower waives, discharges, and forever releases Bank, Bank’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Agreement, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank’s actions or omissions in connection with the Loan Documents, or any amendments, extensions or modifications thereof, or Bank’s administration of the debt evidenced by the Loan Documents or otherwise, INCLUDING ANY CLAIMS, CAUSES OF ACTION, ALLEGATIONS OR ASSERTIONS RESULTING FROM BANK’S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank’s gross negligence or willful misconduct.
Section 2.3    No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Bank by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Loan Documents.
Section 2.4    Joinder of Guarantor. By its execution hereof, Guarantor hereby (i) acknowledges and consents to the terms and provisions hereof; (ii) ratifies and confirms the Guaranty, including all interest and costs of collection, to or for the benefit of Bank; (iii) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty cover and pertain to the Loan, Note, Deed of Trust and other Loan Documents as modified hereby; (iv) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty or the other obligations created and evidenced by the Guaranty; (v) certifies that the representations and warranties contained in the Guaranty remain true and correct representations and warranties of Guarantor as of the date hereof; and (vi) acknowledges that Bank has satisfied and performed its covenants and obligations under the Guaranty and the other Loan Documents, and that no action or failure to act by or on behalf of, Bank has or will give rise to any cause of action or other claim against Bank for breach of the Guaranty or other Loan Documents or otherwise.
Section 2.5    Interest Limitation. The Note and all Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder of the Note to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by the Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by the Note, or if Bank’s exercise of the option to accelerate the maturity of the Note, or if any prepayment by Borrower or prepayment agreement results (or would, if complied with, result) in Borrower having paid, contracted for or been charged for any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that the Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on the principal balance of the Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if the Note and all other Indebtedness have been paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under the Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the [REDACTED] Finance Code for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the [REDACTED] Finance Code or under other applicable law, by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.
Section 2.6    Notices. Any notices or other communications required or permitted under this Agreement or the Loan Documents shall be provided in accordance with the requirements therefor as set forth in the Loan Documents.
Section 2.7    Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of the Title Company, and reasonable fees and expenses of legal counsel to Bank.
Section 2.8    Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Bank such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Bank so as to evidence or effect the terms and provisions hereof. Upon Bank’s request, Borrower shall cause to be delivered to Bank an opinion of counsel, satisfactory to Bank as to form, substance and rendering attorney, opining to (i) the validity and enforceability of this Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transaction contemplated hereby; (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Loan Documents, as hereby modified; and (iii) such other matters as reasonably requested by Bank.
Section 2.9    Effectiveness of the Loan Documents. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Note, the amount of the Note, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Note, the amount of the Note, defined terms and to such other Loan Documents, as modified hereby.
Section 2.10    Governing Law. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [REDACTED], EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

Section 2.11    Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.
Section 2.12    Binding Agreement. This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Collateral or any of Borrower’s rights, titles or interests in and to the Collateral or any rights, titles or interests in and to Borrower, except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.
Section 2.13    Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.
Section 2.14    Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.
Section 2.15    Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.
Section 2.16    Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.
Section 2.17    FINAL AGREEMENT. THIS AGREEMENT, THE LOAN DOCUMENTS AS MODIFIED HEREBY AND THE OTHER “LOAN AGREEMENTS” (AS SUCH TERM IS DEFINED IN SECTION 26.02(a)(2) OF THE TEXAS BUSINESS AND COMMERCE CODE, AS AMENDED) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
Section 2.18    WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY AND FOR THE MUTUAL BENEFIT OF ALL PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE INDEBTEDNESS.

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EXECUTED as of the date first set forth above.

Bank:

[REDACTED],
a [REDACTED] state chartered bank

By:
Name:    [REDACTED]
Title:    Senior Vice President

Borrower:

SHARPS COMPLIANCE, INC. OF TEXAS,
a Texas corporation d/b/a Sharps Compliance, Inc.

By: ____________________________________________
Name:     Diana Precht Diaz
Title:     Vice President and Chief Financial Officer

Guarantor:

ALPHA BIO/MED SERVICES, LLC,
a Pennsylvania limited liability company

By: ________________________________
Name: ______________________________
Title: _______________________________

BIO-TEAM MOBILE LLC,
a Pennsylvania limited liability company

By: ________________________________
Name: ______________________________
Title: _______________________________

CITIWASTE, LLC,
a New York limited liability company

By: ________________________________
Name: ______________________________
Title: _______________________________